                                                                                                                                                                                                                                                                                               Exhibit 99.2

Noranda Aluminum Holding Corp February 15, 2012 10:00 AM Eastern / 9:00 AM Central

The presentation and comments made by Noranda’s management on the quarterly conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’s substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions. Forward-looking statements contain words such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs. For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with theSecurities and Exchange Commission, including its Annual Report on Form 10-K.

4th Quarter and Full Fourth Quarter 2011 •GAAP EPS— $0.36/share (diluted) •EPS excluding special items — $0.01/share (diluted) •Cash flow from operating activities — $30.3 million •Initiated regular quarterly dividend program at $0.03 per share •Board of Directors raised quarterly dividend from $0.03 to $0.04 per share Full Year 2011 vs. 2010 •GAAP EPS— $2.06/share (diluted), compared to $1.27/share •EPS excluding special items — $1.05/share (diluted) , compared to $0.86/share •Total segment profit — $261.9 million, compared to $216.1 million •Cash flow from operating activities, excluding aluminum hedges — $140.6 million, compared to $82.1 million o2011 operations funded $65 million in sustaining and growth capital expenditures, and funded $71 million return to shareholders

3rd Quarter to 4th Quarter Segment Profit Bridge

Strong Fundamental Performance in Fourth Quarter


($ in millions)
$70
$60
$50
$40
$30
$20
$10
$-
$60.2
$21.2
$8.4
$6.5
$15.1
$4.4
$4.0
$47.6
$16.5
$31.1
Q3-11 Segment Profit
LME Primary Aluminum Price
LME-Linked Alumina & Bauxite Prices
Seasonal Flat Rolled Volumes
Seasonal Peak Power
Natural Gas Price; FAC (1)
Other
Q4-11 Segment Profit, Adjusted (2)
Impact of Maintenance Events
Q4-11 Segment Profit, Reported

(1) Our current rate structure for power costs consists of two components: a base rate and a fuel adjustment clause ("FAC")

(2) Excludes impact of $16.5 million of maintenance events in Q4 2011

Q4 Results impacted by LME decline and maintenance events

4

5 (1) Excludes $16.5 million impact of Q4 2011 maintenance events

Aluminum 6 (1) As reported, including the negative impact from maintenance events in Q4 2011

4th Quarter and Full Year Productivity

Productivity Complements Growth in Creating Value

Segment Profit Margin as % of Revenue


25%
20%
15%
10%
5%
17%
17%
18%
21%
9%
14%
Year to date
Quarter to date
Q4-10
Q4-11
Q4-11, Adjusted(1)

2011 CORE Savings by Segment


$ in millions
Corporate $4
Flat-Rolled Products $12
Bauxite $10
Alumina $15
Primary Aluminum, $28
$69 million in total 2011 CORE

FY 2010 to FY 2011 Segment Profit Bridge ($ in millions)


$320
$300
$280
$260
$240
$220
$200
216.1
76.9
47.9
245.1
8.5
15.0
9.8
278.4
16.5
261.9
2010 Segment Profit
LME Price Impact
Key Raw Material Prices
Price Adjusted 2010 Segment Profit
Value-Added Revenue
Volume
Other Net CORE
2011 Segment Profit, Adjusted (1)
Impact of Maintenance Events
2011 Segment Profit, Reported

(1) Excludes impact of $16.5 million of Q4 2011 maintenance events

7

4th Quarter Segment 8 Three months ended Q4-10 Q3-11 Q4-11(1)Segment Profit Summary Integrated upstream segment profit$69.5$56.1$30.7 Flat-Rolled Products segment profit9.812.16.5 Corporate costs(7.4) (8.0) (6.1) Total segment profit$71.9$60.2$31.1(1) As reported, including the $16.5 million negative impact from maintenance events in Q4 2011

9 Three months ended Q3-11  Q4-11 (1) Q4-10 Average realized Midwest Transaction Price Segment Profit 1.10$ 1.18$ 1.04 Integrated net cash cost of primary aluminum0.650.810.83 Integrated upstream margin per pound$ 0.45$ 0.37$ 0.21 Total primary aluminum shipments152.5148.6145.8 Integrated upstream segment profit$ 69.5$ 56.1$ 30.7 Segment Results (1) As reported, including the $16.5 million negative impact from maintenance events in Q4 2011

Q4 Results Impacted By LME Decline, Maintenance Projects

Cash Cost Performance


$ per pound
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.81
$0.05
$0.10
$0.01
$0.03
$0.72
$0.11
$0.83
Q3-11 Cash Cost
LME Alumina Offset
Seasonal Peak Power
Other Energy
Other, Net
Q4-11 Cash Cost, Adjusted (1)
Impact of Maintenance Events
Q4-11 Cash Cost

(1) Excludes impact of $16.5 million of maintenance events in Q4 2011

10

4th Quarter Segment Profit Bridge 11 Bridge of Segment Profit to Net Income, Excluding Special Three months ended Q4-10 Q3-11 Q4-11 (1) 4.7Segment profit$ 71.9$ 60.2$31.1 LIFO/LCM(4.4) 1.9 Other recurring non-cash items(2.6) (10.5) (5.2)EBITDA, excluding special items64.951.630.6 Depreciation and amortization(22.6) (25.0) (24.6) Interest expense, net(6.1) (5.2) (5.1) Pre-tax income, excluding special items36.221.40.9 Income tax(12.2(7.0) (0.3) Net income, excluding special items$ 24.0$ 14.4$0.6 (1) As reported, including the $16.5 million negative impact from maintenance events in Q4 2011

$134.3 $42.7 $19.0 $19.0 $20.5 $71.1 $23.6 $44.8 $103.9 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0Cash,September2011Adjusted EBITDAOperating WorkingCapital Interest & OtherPaymentsCash TaxesCash AvailableforInvestment,DistributionCapex,NetDividendPaymentsCash,December2011$ in millions Review of Liquidity and Financial Management Q4-11 Liquidity and Capitalization Highlights •Net debt (debt minus cash)—$385.8 million •Net debt to trailing twelve month Adjusted EBITDA ratio—1.2 to 1 •Total liquidity—$256.0 million(1) 12 •2012 represents final year of existing natural gas hedge settlements and tax payments for terminated fixed price aluminum swaps (1) Represents $213.3 million available borrowing capacity under revolving credit facility plus cash of $42.7 million

13 Primary Aluminum•Shipments•581 to 585 million pounds •Comparable seasonality to 2011 Integrated Cash Cost(1)•$0.73 to $0.76 per pound •Quarterly expectations vs. midpoint: Q1 ~+6%; Q2 ~-2%; Q3 ~+6%, Q4 ~-8% •Additional LME sensitivity: $0.03 decrease for each $0.10 cent increase in LME Flat-Rolled Products•Shipments •Margin •363 to 366 million pounds •$0.13 to $0.15 per pound •Comparable seasonality to 2011 •In line with shipment seasonality Corporate•$28 to $29 million •Ratable across quarters Other recurring non-cash P&L•$19 to $20 million Non-LIFO •$9 to $10 million LIFO(1) •Total $28 to $30 million •Non-LIFO generally ratable •LIFO sensitive to changes in inventory levels, LME, input costs •Q1, Q3 ~$7.5 million; Q2 ~$10 million; Q4 ~$4 million Taxes•Book tax rate: 31.5% to 33.5% •Cash tax rate: 42.5% to 44.5% Capex•$65 to $70 million sustaining •$10 to $12 million growth •40 to 45% of spending in 1H2012 See slide 2 for important information about forward looking statements (1) Based on LME forward curve as of February 10, 2012

In Q4 and 2011, Noranda demonstrated its strong cash flow generating capabilities –Q4 operations generated $30 million of cash flow; 2011 operations funded $65 million in sustaining and growth capital expenditures, $71 million return to shareholders –Initiated regular quarterly dividend program at $0.03 per share; Board of Directors raised quarterly dividend from $0.03 to $0.04 per share Each business saw stable Q4 demand; input cost inflation slowed –Results across 2011 cycle validated operating strategy and integrated business model –Results driven by our focus on productivity throughout a volatile and inflationary global economic environment •Operating issues associated with the maintenance events are contained to Q4, with no expected recurring impact –Q4 impact: $16.5 million negative impact on segment profit, $0.16 impact on EPS and EPS excluding special items, $0.11 per pound impact on integrated net cash cost –Post-resumption production rates equal or exceed those prior to the maintenance events •Outlook and demand expectations remain encouraging –Expect strong Q1-12 demand in primary aluminum and flat rolled products businesses in response to Q4-11 destocking –Customers appear conservatively optimistic for 2012 in total –Rate of raw material input inflation has slowed relative to 2011 –Despite uncertain global macro environment, aluminum’s attractive medium and long-term demand fundamental remain intact 4th Quarter and Full Year 2011 Key 14 3 12 4

Appendices

This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we discuss any non-GAAP financial measures on the earnings call, a reconciliation of each measure to the most directly comparable U.S. GAAP measure are available in the appendices that follow and are filed as an Exhibit 99 to our Current Report on Form 8-K furnished to the SEC concurrent with the use of this presentationAppendices